AMERICAN SOUTHWEST MORTGAGE INVESTMENTS CORPORATION

                          SECOND ARTICLES OF AMENDMENT
                        TO THE FIRST AMENDED AND RESTATED
                            ARTICLES OF INCORPORATED

     American Southwest Mortgage Investments Corporation, a Maryland corporation (the "Corporation"), having its principal office in Tucson, Arizona, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     First: The first amended and Restated Articles of Incorporation of the Corporation, as amended b the Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland on July 26, 1988, are hereby further amended by striking out Article 1 of the Articles of Incorporation and by inserting in lieu thereof a new Article 1 so that Article 1 shall read as follows:

                                    ARTICLE 1

                                      NAME

The name of the corporation (which is hereinafter called the "Corporation") is:
                          ASR Investments Corporation.

     Second: There will be no change in the capitalization of the Corporation as a result of the amendment.

     Third: The foregoing amendment has been advised the Board of Directors and approved by the stockholders of the Corporation. The manner of approval was as follows:

          (a) The Board of Directors of the Corporation, at a meeting of the Board of Directors held on April 28, 1992, adopted resolutions which set forth the proposed amendment to the First Amended and Restated Articles of Incorporation of the Corporation and declared that they were advisable and directed that the proposed amendment be submitted to the stockholders for consideration.

          (b) The proposed amendment was approved by the stockholders of the Corporation by a majority vote at their annual meeting held on June 16, 1992, and filed with the minutes of proceedings of the stockholders.

          IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary all as of June 18, 1992.

WITNESS:                                   AMERICAN SOUTHWEST MORTGAGE
                                           INVESTMENTS CORPORATION


/s/ Robert S. Kant                             By /s/ Jon A. Grove
- --------------------                           ---------------------------
Assistant Secretary                            President




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                            CERTIFICATE OF PRESIDENT

     The undersigned, the President of American Southwest Mortgage Investments Corporation (the "Corporation"), who executed on behalf of the Corporation the foregoing Second Articles of Amendment to the First Amended and Restated
Articles of Incorporation of which this Certificate is made a part, hereby acknowledges in the name of and on behalf of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

         Date as of June 8, 1992.

                                  /s/ Jon A.Grove
                                  --------------------------------
                                  President